Investment in Affiliates	6 Months Ended
Jun. 30, 2015
Equity Method Investments and Joint Ventures [Abstract]
Investment in Affiliates:
9. Investment in Affiliates:
On June 8, 2015, following an equity offering of Ocean Rig, the Company's ownership decreased to 47.2% and accordingly the Company lost its controlling financial interest and deconsolidated Ocean Rig from its financial statements. From that date onwards, Ocean Rig has been considered as an affiliate entity and not as a controlled subsidiary of the Company, and the investment in Ocean Rig has been accounted for under the equity method due to the Company's significant influence over Ocean Rig.
On June 8, 2015, based on the equity method, the Company recorded an investment in Ocean Rig of $514,047, which represents the fair value of the common stock that was held by the Company on such date, with a closing market price of $6.96 per share. On June 8, 2015, the Company calculated a loss due to deconsolidation of $1,347,106, which was calculated as the fair value of the Company's equity method investment in Ocean Rig less the Company's 47.2% interest in Ocean Rig's net assets on June 8, 2015.
The Company's equity in the earnings of Ocean Rig is shown in the accompanying condensed consolidated statements of income for the six month period ended June 30, 2015 as “Equity in net earnings of affiliate” and amounted to a gain of $8,851.
The affiliate entity, which is incorporated in the Marshall Islands and is accounted for under the equity method, is the following:
Entity	Participation % June 30, 2015
Ocean Rig UDW Inc	47.2%

The summarized financial information of the affiliate is as follows:
June 30, 2015
Current assets	$1,399,663
Non-current assets	7,341,461

Current liabilities	448,142
Non-current liabilities	$4,852,448

Six-months ended June 30, 2015
Service revenue, net	$835,299
Net income	$114,275